FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 26, 2001


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-10
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-10, on December 26, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 30, 1998, between and among Structured Asset Mortgage Investments Inc., as Seller, Bankers Trust Company of California, N.A., as Trustee, and Liberty Lending Services, Inc., as Master Servicer.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.37) December 26, 2001 - Information on Distribution to
                                          Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:  January 15, 2001               By:    /S/Samuel Molinaro
                                             Samuel Molinaro
                                             Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.37)       December 26, 2001 - Information on
                   Distribution to Certificateholders




            December 26, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.37
                                   TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-10









                                Principal Amt.
 Certificate        Face           Prior to       Interest        Principal       Total               Ending
   Class            Value        Distribution    Distributed      Distributed   Distribution          Balance
       A      $ 211,895,600   $    75,152,188       432,125.08     4,698,578     $5,130,703     $  70,453,610.24
      PO             90,487            53,570             0              209            209            53,361.41
     X(*)       222,864,136        87,542,124        59,102.88             0         59,103        82,834,699.92
     B-1          6,856,700         6,590,746        37,896.79         7,681         45,578         6,583,065.55
     B-2          3,999,700         3,844,562        22,106.23         4,481         26,587         3,840,081.54
     B-3          2,285,600         2,196,947        12,632.45         2,560         15,193         2,194,387.19
     B-4          1,599,900         1,537,844         8,842.60         1,792         10,635         1,536,051.79
     B-5            685,700           659,140         3,790.06           768          4,558           658,372.61
     B-6          1,142,814           878,625         5,052.10         1,024          6,076           877,601.48
      R                 100                 0             0                0              0                 0



(*) Repeats Notional Balance
